UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 9, 2017
Date of Report (Date of earliest event reported)
ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 9, 2017, the stockholders of Abraxas Petroleum Corporation (the “Company”) approved an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of common stock, par value $.01 per share, from 200,000,000 shares to 400,000,000 shares. The amendment became effective on May 9, 2017. A copy of the Certificate of Amendment to the Articles of Incorporation of the Company is filed as Exhibit 3.1 to this Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Company’s annual meeting was held on May 9, 2017.

(b)
Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:

1.	To elect as directors for a term of three years to hold office until the expiration of his term in 2020, or until a successor has been elected and duly qualified.

	Number of Shares
	For	Withheld
Robert L.G. Watson	80,236,139	1,941,565
Ralph F. Cox	78,097,095	4,080,609
Dennis E. Logue	75,745,622	6,432,082

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

Number of Shares
For	Against	Withheld
133,765,250	1,814,072	889,479

3.	To approve amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan.

Number of Shares
For	Against	Withheld
77,309,298	4,714,159	154,248

4.	To approve an amendment to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Director Long-Term Equity Incentive Plan.

Number of Shares
For	Against	Withheld
76,986,198	5,032,434	159,073

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

Number of Shares
For	Against	Withheld
121,446,010	14,656,268	366,523

6.	To approve, by advisory vote, a resolution on executive compensation.

Number of Shares
For	Against	Withheld
75,926,678	5,671,183	579,843

7.	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

Number of Shares
1 Year	2 Years	3 Years	Abstain
67,176,434	1,154,311	13,446,404	400,555

8.	To postpone of adjourn, if necessary the Annual Meeting to a later time.

Number of Shares
For	Against	Withheld
117,479,091	18,056,112	933,598

(d)
At the 2017 Annual Meeting, in accordance with the recommendation of the Board of the Directors, the Company’s stockholders recommended, by advisory vote, a one year frequency of future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on Named Executive Officer compensation will be held every year . until the next required say-on-pay-frequency vote, which will occur no later than our 2023 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits.

3.1	Certificate of Amendment to the Articles of Incorporation of the Company dated May 9, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ABRAXAS PETROLEUM CORPORATION
By: /s/ Geoffrey R. King
Geoffrey R. King
Vice President, Chief Financial Officer
Dated: May 10, 2017

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